Vanguard Global ex-U.S. Real Estate Index Fund

Supplement to the Prospectuses and Summary Prospectuses
Dated October 13, 2010

Important Information Regarding Vanguard Global ex-U.S. Real
Estate Index Fund

Effective November 1, 2010, Vanguard Global ex-U.S. Real Estate Index Fund has
commenced operations.

Prospectus and Summary Prospectus Text Changes
Under the heading “Annual Total Returns,” the following text replaces similar text:

The Fund began operations on November 1, 2010, so performance information is not yet available.

Prospectus Text Changes

Under the heading “Additional Information,” November 1, 2010 (11/1/2010)
replaces October 13, 2010 (10/13/2010) as the Fund’s inception date.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 738 112010